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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At March 31, 2011, we owned or had an interest in 392 properties comprising 263 million square feet in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2011, for the Company and the Operating Partnership. During the quarterly period ended March 31, 2011, we made changes to the method and presentation of certain of our operational statistics. The methods and discussion regarding these changes are included within the Operational Information sections included on pages 20-24 of this report.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2011	July 26, 2011
Third Quarter 2011	October 28, 2011
Fourth Quarter 2011	February 3, 2012

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
March 31, 2011

(1)
Schedule excludes Company preferred stock and Operating Partnership units not convertible into common stock.

(2)
This includes holdings of Melvin Simon & Associates, Inc. ("MSA"), wholly owned subsidiaries of MSA, Herbert Simon, David Simon, MH Holdings, Inc., the Melvin Simon Family Enterprises Trust under agreement originally dated October 28, 1998, as amended and restated, and other related trusts for the benefit of the preceding. MSA is owned 69.06% by the estate of Melvin Simon and 30.94% by a trust for the benefit of Herbert Simon. MH Holdings, Inc. is owned by a trust for the benefit of Herbert Simon. A total of 3,349,825 common shares and 8,000 shares of Class B common stock owned by one or more members of the group are subject to voting trusts as to which Herbert Simon and David Simon are the voting trustees.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also votes with the common stock on all matters.

(4)
Includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2010 through March 31, 2011

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2010	60,233,424	292,961,909
Issuance of Common Stock for Stock Option Exercises	—	189,881
Common Stock Surrendered in Connection with Stock Option Exercise	—	(61,584)
Conversion of Operating Partnership Units into Common Stock	(135,353)	135,353
Conversion of Preferred Securities into Units	2,041	—
Restricted Stock Awards (Stock Incentive Program) (3)	—	77,724
Number Outstanding at March 31, 2011	60,100,112	293,303,283
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at March 31, 2011		293,303,283
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		210,291
Diluted Common Shares Outstanding at March 31, 2011(4)		293,513,574

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 57).

(3)
Net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended March 31, 2011.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2011
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2011	2010
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,019,874	$925,071
Net Income Attributable to Common Stockholders	$179,412	$9,373
Basic Earnings per Common Share (EPS)	$0.61	$0.03
Diluted Earnings per Common Share (EPS)	$0.61	$0.03
FFO of the Operating Partnership	$570,643	$325,558
Diluted FFO of the Operating Partnership	$570,643	$331,072
Basic FFO per Share (FFOPS)	$1.62	$0.95
Diluted FFO per Share (FFOPS)	$1.61	$0.94
Diluted FFOPS as adjusted (1)	$1.61	$1.41
Distributions per Share	$0.80	$0.60

(1)
Diluted FFOPS as adjusted excludes the effect of certain charges. During the first quarter of 2010, the Company recorded a loss on extinguishment of debt of $165.6 million.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2011
Unaudited
(In thousands, except as noted)

	March 31, 2011	December 31, 2010
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,100	60,233
Common Shares Outstanding at End of Period	293,303	292,962

Total Common Shares and Units Outstanding at End of Period	353,403	353,195

Weighted Average Limited Partnership Units Outstanding	60,165	58,900
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	293,080	291,076
Diluted—for purposes of EPS	293,290	291,350
Diluted—for purposes of FFOPS	293,290	293,337
Simon Group's Debt Information
Share of Consolidated Debt	$16,904,543	$17,206,280
Share of Joint Venture Debt	6,592,229	6,562,500

Share of Total Debt	$23,496,772	$23,768,780

Simon Group's Market Capitalization
Common Stock Price at End of Period	$107.16	$99.49
Common Equity Capitalization, including operating partnership units	$37,870,708	$35,139,404
Preferred Equity Capitalization, including operating partnership preferred units	74,310	73,362

Total Equity Market Capitalization	$37,945,018	$35,212,766

Total Capitalization—Including Simon Group's Share of Total Debt	$61,441,790	$58,981,546

	As of or for the Three Months Ended March 31,
	2011	2010
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$797	$2,421
Joint Venture Properties	$317	$26
Simon Group's Share of Joint Venture Properties	$85	$10

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended March 31, 2011
						For the Three Months Ended March 31, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$644,332	$(8,643)	$635,689	$192,160	$827,849	$758,078
Overage rent	17,142	(46)	17,096	12,862	29,958	25,543
Tenant reimbursements	281,425	(5,243)	276,182	91,282	367,464	342,442
Management fees and other revenues	30,492	—	30,492	—	30,492	28,568
Other income	46,483	(221)	46,262	21,674	67,936	79,922

Total revenue	1,019,874	(14,153)	1,005,721	317,978	1,323,699	1,234,553

EXPENSES:
Property operating	99,541	(2,957)	96,584	60,810	157,394	156,999
Depreciation and amortization	266,310	(1,938)	264,372	93,428	357,800	323,996
Real estate taxes	93,264	(1,448)	91,816	24,429	116,245	114,363
Repairs and maintenance	30,835	(682)	30,153	9,083	39,236	34,476
Advertising and promotion	21,888	(267)	21,621	6,401	28,022	24,887
Provision for (recovery of) credit losses	1,405	(34)	1,371	712	2,083	(2,837)
Home and regional office costs	29,056	—	29,056	—	29,056	17,315
General and administrative	7,667	—	7,667	—	7,667	5,112
Transaction expenses	—	—	—	—	—	3,700
Other	19,018	(1,036)	17,982	20,389	38,371	35,345

Total operating expenses	568,984	(8,362)	560,622	215,252	775,874	713,356

OPERATING INCOME	450,890	(5,791)	445,099	102,726	547,825	521,197
Interest expense	(248,119)	3,680	(244,439)	(84,105)	(328,544)	(343,319)
Loss on extinguishment of debt	—	—	—	—	—	(165,625)
Income tax expense of taxable REIT subsidiaries	(1,142)	—	(1,142)	—	(1,142)	(202)
Income from unconsolidated entities	18,621	—	18,621	(18,621)	—	—
(Loss) gain on sale or disposal of assets	(584)	—	(584)	—	(584)	6,042

CONSOLIDATED NET INCOME	219,666	(2,111)	217,555	—	217,555	18,093
Net income attributable to noncontrolling interests	39,420	(2,111)	37,309	—	37,309	3,110
Preferred dividends	834	—	834	—	834	5,610

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$179,412	$—	$179,412	$—	$179,412	$9,373

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$219,666	$—	$219,666	$20,754
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			262,546	—	262,546	225,430
Simon's share of depreciation and amortization from unconsolidated entities			—	93,381	93,381	96,879
Income from unconsolidated entities			(18,621)	18,621	—	—
Loss (gain) on sale or disposal of assets			584	—	584	(6,042)
Net income attributable to noncontrolling interest holders in properties			(2,111)	—	(2,111)	(2,663)
Noncontrolling interests portion of depreciation and amortization			(2,110)	—	(2,110)	(1,972)
Preferred distributions and dividends			(1,313)	—	(1,313)	(6,828)

FFO of the Operating Partnership			$458,641	$112,002	$570,643	$325,558

Percentage of FFO of the Operating Partnership			80.37%	19.63%	100.00%	100.00%

(1)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of March 31, 2011
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2010 Our Total Share
ASSETS:
Investment properties, at cost	$27,522,185	$(150,464)	$27,371,721	$9,435,384	$36,807,105	$36,714,516
Less—accumulated depreciation	7,870,811	(95,270)	7,775,541	1,943,364	9,718,905	9,488,505

	19,651,374	(55,194)	19,596,180	7,492,020	27,088,200	27,226,011
Cash and cash equivalents	636,050	(5,285)	630,765	305,909	936,674	1,125,332
Tenant receivables and accrued revenue, net	372,650	(4,350)	368,300	132,661	500,961	565,283
Investment in unconsolidated entities, at equity	1,379,112	—	1,379,112	(1,379,112)	—	—
Deferred costs and other assets	1,879,087	(5,832)	1,873,255	220,730	2,093,985	2,000,699
Notes receivable from related party	651,000	—	651,000	—	651,000	651,000

Total assets	$24,569,273	$(70,661)	$24,498,612	$6,772,208	$31,270,820	$31,568,325

LIABILITIES:
Mortgages and other indebtedness	$17,171,720	$(267,177)	$16,904,543	$6,592,229	$23,496,772	$23,768,780
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,014,413	(7,383)	1,007,030	285,690	1,292,720	1,294,234
Cash distributions and losses in partnerships and joint ventures, at equity	514,915	—	514,915	(514,915)	—	—
Other liabilities and accrued dividends	217,939	(396)	217,543	409,204	626,747	601,250

Total liabilities	18,918,987	(274,956)	18,644,031	6,772,208	25,416,239	25,664,264

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	90,219	3,442	93,661	—	93,661	89,394
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,293	—	45,293	—	45,293	45,375
Common stock, $.0001 par value, 511,990,000 shares authorized, 297,220,688 and 296,957,360 issued, respectively	30	—	30	—	30	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,055,178	—	8,055,178	—	8,055,178	8,059,852
Accumulated deficit	(3,173,873)	—	(3,173,873)	—	(3,173,873)	(3,114,571)
Accumulated other comprehensive income	20,478	—	20,478	—	20,478	6,530
Common stock held in treasury at cost, 3,925,405 and 4,003,451 shares, respectively	(158,191)	—	(158,191)	—	(158,191)	(166,436)

Total stockholders' equity	4,788,915	—	4,788,915	—	4,788,915	4,830,780
Noncontrolling interests	771,152	200,853	972,005	—	972,005	983,887

Total equity	5,560,067	200,853	5,760,920	—	5,760,920	5,814,667

Total liabilities and equity	$24,569,273	$(70,661)	$24,498,612	$6,772,208	$31,270,820	$31,568,325

 SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Three Months Ended March 31, 2011

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.8%
Texas	11.5%
California	10.8%
Massachusetts	6.8%
New York	6.8%
Nevada	4.6%
Georgia	4.6%
Indiana	4.5%
Pennsylvania	4.2%
New Jersey	3.9%

Top 10 Contributors by State	72.5%

NOI by Asset Type
Regional Malls and Premium Outlets	88.1%
The Mills	4.6%
Community/Lifestyle Centers	3.8%
International(3)	3.4%
Other	0.1%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Includes properties added to the Company's portfolio in connection with the Prime Outlets transaction.

(3)
International includes Premium Outlets in Asia and Mexico and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2011
(In thousands)

	For the Three Months Ended March 31,
	2011	2010
Consolidated Properties
Other Income
Interest and Dividend Income	$11,038	$7,714
Lease Settlement Income	9,052	20,559
Gains on Land Sales	2,606	1,752
Other	23,787	25,729

Totals	$46,483	$55,754

Other Expense
Ground Rent	$10,749	$8,745
Professional Fees	1,924	3,034
Other	6,345	3,713

Totals	$19,018	$15,492

Transaction Expenses	$—	$3,700

SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of March 31, 2011
(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted Including Per Share Amounts(1)

	For the Three Months Ended March 31,
	2011	2010
Consolidated Net Income(2)	$219,666	$20,754
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	262,546	225,430
Simon's share of depreciation and amortization from unconsolidated entities	93,381	96,879
Loss (gain) on sale or disposal of assets	584	(6,042)
Net income attributable to noncontrolling interest holders in properties	(2,111)	(2,663)
Noncontrolling interests portion of depreciation and amortization	(2,110)	(1,972)
Preferred distributions and dividends	(1,313)	(6,828)

FFO of the Operating Partnership	$570,643	$325,558
Loss on debt extinguishment	—	165,625

FFO as adjusted of the Operating Partnership	$570,643	$491,183

Per Share Reconciliation:
Diluted net income attributable to common stockholders per share	$0.61	$0.03
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	1.00	0.94
Gain on sale or disposal of assets	—	(0.02)
Impact of additional dilutive securities for FFO per share	—	(0.01)

Diluted FFO per share	$1.61	$0.94
Loss on debt extinguishment	—	0.47

Diluted FFO as adjusted per share	$1.61	$1.41

SIMON PROPERTY GROUP
Reconciliation of Non-GAAP Financial Measures
As of March 31, 2011
(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter ended March 31, 2011.

	For the Three Months Ended March 31,
	2011	2010
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$219,666	$20,754
Income tax expense of taxable REIT subsidiaries	1,142	202
Interest expense	248,119	263,959
Income from unconsolidated entities	(18,621)	(17,582)
Loss on extinguishment of debt	—	165,625
Loss (gain) on sale or disposal of assets	584	(6,042)

Operating Income	450,890	426,916
Depreciation and amortization	266,310	228,909

NOI of consolidated Properties	$717,200	$655,825

Reconciliation of NOI of unconsolidated entities:
Net Income	$80,712	$74,113
Interest expense	210,887	217,163
(Income) loss from unconsolidated entities	(83)	439

Operating Income	291,516	291,715
Depreciation and amortization	189,727	199,037

NOI of unconsolidated entities	$481,243	$490,752

Total NOI of the Simon Group Portfolio	$1,198,443	$1,146,577

Change in NOI from prior period	4.5%	6.3%
Less: Joint venture partner's share of NOI	292,819	301,384

Simon Group's Share of NOI	$905,624	$845,193

Increase in Simon Group's Share of NOI from prior period	7.1%	5.8%
Total NOI of Comparable Properties(3)	$822,116	$803,936

Increase in NOI of Regional Malls and Premium Outlets that are Comparable Properties	2.3%

SIMON PROPERTY GROUP
Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $2.7 million and $1.7 million for the three months ended March 31, 2011 and 2010, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $7.3 million and $4.5 million for the three months ended March 31, 2011 and 2010, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $5.8 million and $4.9 million for the three months ended March 31, 2011 and 2010, respectively.

•
the Company's share of debt premium amortization of $2.6 million and $3.7 million for the three months ended March 31, 2011 and 2010, respectively.

(3)
Includes comparable regional malls and Premium Outlets that were owned in both of the periods under comparison. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, properties acquired in the Prime Outlets transaction, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of March 31, 2011

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Regional Malls and Premium Outlets
Mall Stores	76,186,524	75,856,216	47.8%
Freestanding	4,271,368	1,829,146	1.2%
Anchors	94,007,186	25,136,691	15.8%
Office	1,992,278	1,992,278	1.3%

Regional Malls and Premium Outlets Total	176,457,356	104,814,331	66.1%
Properties Acquired in the Prime Outlets Transaction	7,991,258	7,858,485	4.9%
Community/Lifestyle Centers	20,170,861	13,799,180	8.7%
The Mills®	22,764,367	20,255,348	12.8%
Mills Regional Malls	17,385,779	8,646,653	5.4%
Mills Community Centers	1,014,063	962,510	0.6%

Mills Portfolio Total	41,164,209	29,864,511	18.8%
Other(1)	3,523,155	2,430,197	1.5%

Total U.S. Properties	249,306,839	158,766,704	100.0%

(1)
Consists of 9 other shopping centers and two centers that are being de-malled through a major redevelopment. These properties contribute 0.1% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall and Premium Outlet Operational Information(1)
For the Period Ended March 31, 2011

	March 31,
	2011	2010
Total Number of Properties	202	202
Total Square Footage of Properties (in millions)	176.5	177.1
Ending Occupancy(2):
Consolidated Assets	93.3%	92.8%
Unconsolidated Assets	91.6%	90.7%
Total Portfolio	92.9%	92.2%
Total Sales per Square Foot(3):
Consolidated Assets	$490	$454
Unconsolidated Assets	$540	$490
Total Portfolio	$500	$462
Base Minimum Rent per Square Foot(4):
Consolidated Assets	$37.87	$37.15
Unconsolidated Assets	$43.52	$43.44
Total Portfolio	$39.26	$38.72

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2010	94.2%	$491	$38.87
12/31/2009	93.4%	$455	$38.47
12/31/2008	93.8%	$480	$36.69

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(5)	Closing Rate per Square Foot(5)	Releasing Spread(5)
3/31/11	5,827,455	$55.82	$50.71	$5.11	10.1%
12/31/10	6,449,328	$51.22	$49.14	$2.08	4.2%
3/31/10	5,591,779	$51.16	$49.17	$1.99	4.0%

Definitions:

(1)
Does not include properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for regional mall anchors and regional mall majors in the calculation.

(3)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for regional malls. All company owned space is included for Premium Outlets.

(4)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of March 31, 2011

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/11	Percentage of Gross Annual Rental Revenues(3)
Small Shops and Freestanding
Month to Month Leases	1,132	3,566,052	$35.75	2.4%
2011 (4/1/11 - 12/31/11)	1,485	3,199,798	$35.13	2.3%
2012	2,748	9,364,196	$34.16	6.6%
2013	2,599	8,042,782	$37.63	6.6%
2014	1,944	6,417,524	$37.49	5.3%
2015	2,002	6,980,915	$39.99	6.1%
2016	1,768	5,790,884	$40.37	5.0%
2017	1,542	5,202,988	$44.89	5.2%
2018	1,524	5,857,742	$47.96	6.2%
2019	1,322	5,119,382	$46.11	5.1%
2020	1,059	4,109,255	$45.14	4.1%
2021	537	2,347,730	$40.95	2.1%
2022 and Thereafter	383	2,141,509	$35.61	1.7%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,590	3,992,331	$13.58	1.2%
Anchor Tenants
2011 (4/1/11 - 12/31/11)	2	175,536	$3.33	0.0%
2012	22	2,391,624	$3.59	0.2%
2013	26	3,285,900	$3.22	0.2%
2014	33	3,525,619	$4.46	0.4%
2015	28	3,337,128	$3.02	0.2%
2016	23	2,758,190	$3.43	0.2%
2017	5	871,969	$1.28	0.0%
2018	10	1,069,498	$6.61	0.1%
2019	9	1,172,032	$3.91	0.1%
2020	11	1,149,573	$5.19	0.1%
2021	9	817,690	$5.35	0.1%
2022 and Thereafter	24	2,993,015	$7.02	0.5%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2010 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of March 31, 2011

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	354	3,824	1.5%	2.8%
Limited Brands, Inc.	333	1,883	0.8%	2.0%
Abercrombie & Fitch Co.	223	1,582	0.6%	1.5%
Foot Locker, Inc.	379	1,472	0.6%	1.3%
Luxottica Group S.P.A	408	793	0.3%	1.1%
Phillips-Van Heusen	223	1,212	0.5%	1.1%
Zale Corporation	341	365	0.1%	1.0%
American Eagle Outfitters, Inc.	176	1,014	0.4%	1.0%
Genesco, Inc.	424	633	0.3%	0.9%
Express, Inc.	117	1,033	0.4%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	148	26,494	10.6%	0.4%
Sears Roebuck & Co.	120	18,210	7.3%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.5%	0.6%
Dillard's Dept. Stores	71	11,219	4.5%	0.1%
Nordstrom, Inc.	27	4,590	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.2%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,854	0.7%	—
Dick's Sporting Goods, Inc.	20	1,324	0.5%	0.3%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	—
Lord and Taylor	7	954	0.4%	—
Kohl's Department Stores, Inc.	10	944	0.4%	—
Saks Incorporated	7	879	0.4%	0.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets. Does not include information for properties owned by SPG-FCM (the Mills portfolio) or properties acquired in the Prime Outlets transaction.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Property Operational Information
For the Period Ended March 31, 2011

	March 31,
	2011	2010
Properties Acquired in the Prime Outlets Transaction
Total Number of Properties	21	n/a
Total Square Footage of Properties (in millions)	8.0	n/a
Ending Occupancy(1)	94.6%	n/a
Total Sales per Square Foot(2)	$435	n/a
Base Minimum Rent per Square Foot(3)	$26.40	n/a
Community/Lifestyle Centers
Total Number of Properties	66	66
Total Square Footage of Properties (in millions)	20.2	20.2
Ending Occupancy(1)	92.0%	90.3%
Base Minimum Rent per Square Foot(3)	$13.45	$13.44
The Mills Portfolio
The Mills®(4)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	22.8	22.7
Ending Occupancy(1)	92.3%	93.3%
Total Sales per Square Foot(2)	417	375
Base Minimum Rent per Square Foot(3)	$19.94	$19.79
Mills Regional Malls(5)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	17.4	17.6
Ending Occupancy(6)	88.9%	88.6%
Total Sales per Square Foot(7)	$398	$378
Base Minimum Rent per Square Foot(3)	$34.91	$35.42

(1)
See footnote 2 on page 20 for definition, except Ending Occupancy is calculated on all company owned space.

(2)
See footnote 3 on page 20 for definition, except Total Sales per Square Foot is calculated on all company owned space.

(3)
See footnote 4 on page 20 for definition.

(4)
Opry Mills has closed and is undergoing a restoration as a result of flooding. Therefore, this property has been excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot until it reopens.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(6)
See footnote 2 on page 20 for definition.

(7)
See footnote 3 on page 20 for definition.

 SIMON PROPERTY GROUP
International Operational Information(1)(2)
As of March 31, 2011

	As of or for the Three Months Ended March 31,
	2011	2010
International Properties
European Shopping Centers
Total Number of Properties	45	53
Total GLA (in millions of square feet)	10.1	14.4
Ending Occupancy	97.7%	95.4%
Comparable sales per square foot	€387	€407
Average rent per square foot	€27.34	€31.13
International Premium Outlets—Japan
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.5	2.4
Ending Occupancy(3)	99.8%	99.6%
Comparable sales per square foot(3)	¥87,011	¥90,993
Average rent per square foot(3)	¥4,808	¥4,731

(1)
Information supplied by the managing venture partner.

(2)
Does not include Premium Outlets in Mexico (Premium Outlets Punta Norte) or South Korea (Yeoju and Paju Premium Outlets).

(3)
Does not include Sendai-Izumi Premium Outlets for the three months ended March 31, 2011, as the property is closed for repair due to the earthquake in March 2011.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	McCain Mall	AR	N. Little Rock	100.0%		730,559
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,194
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		842,049
4.	Fashion Valley	CA	San Diego	50.0%		1,726,322
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		866,517
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,709
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,148,837
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,376,885
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,190,804
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		880,756
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,516
12.	Crystal Mall	CT	Waterford	74.6%		783,424
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,496
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,936
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,495
16.	Coconut Point	FL	Estero	50.0%		1,199,858
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,049
18.	Cordova Mall	FL	Pensacola	100.0%		856,977
19.	Crystal River Mall	FL	Crystal River	100.0%		420,021
20.	Dadeland Mall	FL	Miami	50.0%		1,488,262
21.	DeSoto Square	FL	Bradenton	100.0%		677,875
22.	Edison Mall	FL	Fort Myers	100.0%		1,053,730
23.	Florida Mall, The	FL	Orlando	50.0%		1,776,679
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,534
25.	Indian River Mall	FL	Vero Beach	50.0%		736,658
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,032
27.	Melbourne Square	FL	Melbourne	100.0%		665,627
28.	Miami International Mall	FL	Miami	47.8%		1,071,492
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		958,678
30.	Paddock Mall	FL	Ocala	100.0%		553,661
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,050
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,778
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,623
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,705
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,721
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		875,555
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,781
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,502
39.	Lenox Square	GA	Atlanta	100.0%		1,546,093
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,833,643
41.	Northlake Mall	GA	Atlanta	100.0%		961,825
42.	Phipps Plaza	GA	Atlanta	100.0%		812,391
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,630
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		691,243
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		790,384
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		885,189
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,265
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	529,995
50.	Northwoods Mall	IL	Peoria	100.0%		694,272

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,226
52.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,319,042
53.	SouthPark Mall	IL	Moline	50.0%		1,017,106
54.	White Oaks Mall	IL	Springfield	80.7%		928,174
55.	Castleton Square	IN	Indianapolis	100.0%		1,381,863
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	739,291
57.	College Mall	IN	Bloomington	100.0%		636,079
58.	Eastland Mall	IN	Evansville	50.0%		865,325
59.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		681,549
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,280,150
61.	Markland Mall	IN	Kokomo	100.0%		415,892
62.	Muncie Mall	IN	Muncie	100.0%		635,645
63.	Tippecanoe Mall	IN	Lafayette	100.0%		862,623
64.	University Park Mall	IN	Mishawaka	100.0%		922,680
65.	Washington Square	IN	Indianapolis	100.0%		971,793
66.	Towne East Square	KS	Wichita	100.0%		1,125,615
67.	Towne West Square	KS	Wichita	100.0%		941,626
68.	West Ridge Mall	KS	Topeka	100.0%		991,826
69.	Prien Lake Mall	LA	Lake Charles	100.0%		790,883
70.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,200
71.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,994
72.	Auburn Mall	MA	Auburn	49.1%		588,270
73.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,318,170
74.	Cape Cod Mall	MA	Hyannis	49.1%		721,619
75.	Copley Place	MA	Boston	98.1%		1,241,968
76.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		1,022,728
77.	Greendale Mall	MA	Worcester (Boston)	49.1%		429,825
78.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		858,241
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		474,909
80.	Northshore Mall	MA	Peabody (Boston)	49.1%		1,579,912
81.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		884,948
82.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,587,701
83.	Square One Mall	MA	Saugus (Boston)	49.1%		928,569
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,592
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,140
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,952
87.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,039
88.	Miller Hill Mall	MN	Duluth	100.0%		805,350
89.	Battlefield Mall	MO	Springfield	100.0%		1,198,946
90.	Independence Center	MO	Independence (Kansas City)	100.0%		867,321
91.	SouthPark	NC	Charlotte	100.0%		1,621,035
92.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		1,019,948
93.	Mall of New Hampshire, The	NH	Manchester	49.1%		811,546
94.	Pheasant Lane Mall	NH	Nashua	(5)		870,048
95.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,293
96.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,784
97.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,365

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
98.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,283
99.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,730
100.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,705
101.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,010
102.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		655,014
103.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
104.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,553
105.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,227,065
106.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,357
107.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,872
108.	Westchester, The	NY	White Plains (New York)	40.0%		826,561
109.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,237,322
110.	Lima Mall	OH	Lima	100.0%		740,537
111.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,301
112.	Southern Park Mall	OH	Youngstown	100.0%		1,195,089
113.	Summit Mall	OH	Akron	100.0%		768,554
114.	Upper Valley Mall	OH	Springfield	100.0%		739,569
115.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,873
116.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,132
117.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,193,260
118.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,394,485
119.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,550
120.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,076
121.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,333,960
122.	Ross Park Mall	PA	Pittsburgh	100.0%		1,239,073
123.	South Hills Village	PA	Pittsburgh	100.0%		1,142,546
124.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	609,980
125.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,669
126.	Anderson Mall	SC	Anderson	100.0%		671,802
127.	Haywood Mall	SC	Greenville	100.0%		1,230,703
128.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,071,357
129.	Rushmore Mall(2)	SD	Rapid City	50.0%		833,459
130.	Knoxville Center	TN	Knoxville	100.0%		964,029
131.	Oak Court Mall	TN	Memphis	100.0%		849,451
132.	West Town Mall	TN	Knoxville	50.0%		1,335,972
133.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,700
134.	Barton Creek Square	TX	Austin	100.0%		1,429,554
135.	Broadway Square	TX	Tyler	100.0%		627,793
136.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,659
137.	Domain, The	TX	Austin	100.0%		1,189,468
138.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,355
139.	Galleria, The	TX	Houston	50.4%		2,220,957
140.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,696
141.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,168
142.	La Plaza Mall	TX	McAllen	100.0%		1,200,661
143.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,529
144.	Longview Mall	TX	Longview	100.0%		638,266
145.	Midland Park Mall	TX	Midland	100.0%		617,068

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
146.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,897
147.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,521
148.	Sunland Park Mall	TX	El Paso	100.0%		917,491
149.	Valle Vista Mall	TX	Harlingen	100.0%		651,034
150.	Apple Blossom Mall	VA	Winchester	49.1%		439,922
151.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,874
152.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	717,822
153.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,392
154.	Valley Mall	VA	Harrisonburg	50.0%		506,269
155.	Virginia Center Commons	VA	Glen Allen	100.0%		785,193
156.	Columbia Center	WA	Kennewick	100.0%		768,431
157.	Northgate Mall	WA	Seattle	100.0%		1,058,741
158.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,372,446
159.	Bay Park Square	WI	Green Bay	100.0%		710,952
160.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall Square Footage(7)					158,880,448

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,047
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,245
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,684
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,008
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,904
7.	Napa Premium Outlets	CA	Napa	100.0%	179,351
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,738
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,382
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,165
11.	Orlando Premium Outlets—Vineland Ave.	FL	Orlando	100.0%	549,652
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,549
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,368
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,829
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,811
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,545
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	636,012
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,571
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,500
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,994
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,709
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,426
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,589

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Square Feet
26.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
27.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	501,583
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,768
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,330
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,807
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,681
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,143
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,191
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,597
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	537,833
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,647
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	519,965
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,539
41.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,804
42.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlets Square Footage				17,576,908

	Total Regional Mall and U.S. Premium Outlets Square Footage				176,457,356

FOOTNOTES FOR PRECEEDING PAGES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(7)
Includes office space of 1,992,278 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Oak Court Mall—126,583 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	Plaza Carolina—28,451 sq. ft.
Firewheel Town Center—75,103 sq. ft.	River Oaks Center—117,716 sq. ft.
Greendale Mall—119,860 sq. ft.	The Domain—133,010 sq. ft.
Gwinnett Place—32,603 sq. ft.
Menlo Park Mall—52,424 sq. ft.

SIMON PROPERTY GROUP
Property Listing

Properties Acquired in the Prime Outlets Transaction

	Property Name	State	City (CBSA)	Legal Ownership	Total Square Feet
1.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
2.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,693
3.	Florida Keys Outlet Center	FL	Florida Ciy	100.0%	207,348
4.	Naples Outlet Center	FL	Naples	100.0%	146,011
5.	Orlando Premium Outlets—International Dr.	FL	Orlando	100.0%	773,461
6.	Outlet Marketplace	FL	Orlando	100.0%	204,983
7.	Calhoun Premium Outlets	GA	Calhoun	100.0%	253,915
8.	Huntley Outlet Center	IL	Huntley	100.0%	279,083
9.	Lee Premium Outlets	MA	Lee	100.0%	224,851
10.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	485,060
11.	Queenstown Premium Outlets	MD	Queenstown	100.0%	284,047
12.	Birch Run Premium Outlets	MI	Birch Run	100.0%	678,134
13.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,806
14.	Prime Outlets- Jeffersonville	OH	Jeffersonville	100.0%	410,045
15.	Grove City Premium Outlets	PA	Grove City	100.0%	532,283
16.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,540
17.	Gaffney Premium Outlets	SC	Gaffney	100.0%	359,508
18.	Lebanon Premium Outlets	TN	Lebanon	100.0%	227,172
19.	San Marcos Premium Outlets	TX	San Marcos	100.0%	732,596
20.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,542
21.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie	100.0%	402,452

	Subtotal Properties Acquired in the Prime Outlets Transaction Square Footage				7,991,258

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	330,091
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,328
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		816,293
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,709
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		623,175
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,985
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,604
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,656
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Plaza	IN	Muncie	100.0%		172,617
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,611
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,520
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,491
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,041
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,062
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	Cobblestone Court	NY	Victor	35.7	%(3)	265,470
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,377

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
48.	Lima Center	OH	Lima	100.0%		223,878
49.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
50.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,371
51.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
52.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,618
53.	Charles Towne Square	SC	Charleston	100.0%		71,794
54.	Empire East (2)	SD	Sioux Falls	50.0%		297,278
55.	Arboretum at Great Hills	TX	Austin	100.0%		206,002
56.	Gateway Shopping Center	TX	Austin	100.0%		512,986
57.	Ingram Plaza	TX	San Antonio	100.0%		111,518
58.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
59.	Palms Crossing	TX	McAllen	100.0%		337,249
60.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
61.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
62.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
63.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,181
64.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
65.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,538
66.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					20,170,861

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,532
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,298,349
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,737
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,938
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,994
6.	Franklin Mills	PA	Philadelphia	50.0%		1,743,967
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,778,313
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,361,134
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,826,681
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,587
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,479,521
12.	Opry Mills	TN	Nashville	50.0%		1,159,857
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,538,026
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,264,514
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,827
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		725,390

	Subtotal The Mills® Square Footage					22,764,367
	Regional Malls(2)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,361
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,268,683
19.	Dover Mall	DE	Dover	34.1%		886,325
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		815,027
21.	Falls, The	FL	Miami	25.0%		806,644
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		862,417
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,094,061
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,046,006
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,111,522
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,140
27.	Meadowood Mall	NV	Reno	25.0%		876,890
28.	Northpark Mall	MS	Ridgeland	50.0%		956,266
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,859
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,338,548
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,212,331
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,298,699

	Subtotal Regional Malls Square Footage(3)					17,385,779
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,150
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,617

	Subtotal Community Centers Square Footage					1,014,063

	Total Mills Properties Square Footage					41,164,209

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

(3)
Includes office space of 27,817 square feet including the following center with more than 20,000 square of office space:
Southdale Center—20,295 sq. ft.

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Square Feet
	ITALY
1.	Ancona	Ancona	49.0	%(2)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
7.	Bergamo	Bergamo	49.0	%(2)	119,900
8.	Concesio	Concesio (Brescia)	49.0	%(2)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0%		230,700
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
11.	Marconi	Marconi (Cagliari)	49.0	%(2)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(1)	190,700
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(2)	99,300
16.	Merate	Merate (Lecco)	49.0	%(2)	162,000
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(2)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(2)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
22.	Monza	Monza	49.0	%(2)	211,700
23.	Argine	Argine (Napoli)	24.0%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(3)	754,500
25.	Mugnano	Mugnano (Napoli)	49.0	%(2)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
28.	Olbia	Olbia	49.0	%(2)	207,600
29.	Padova	Padova	49.0%		105,800
30.	Palermo	Palermo	49.0%		82,900
31.	Fano	Fano (Pesaro)	49.0%		112,300
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
35.	Casalbertone	Roma	49.0	%(2)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	233,700
38.	Taranto	Taranto	49.0%		201,700
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(2)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
43.	Mestre	Mestre (Venezia)	49.0%		246,700
44.	Bussolengo	Bussolengo (Verona)	49.0	%(2)	164,600
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy Square Footage				10,077,100

SIMON PROPERTY GROUP
Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,800
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	482,000
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
51.	Sendai-Izumi Premium Outlets(4)	Izumi Park Town (Sendai)	40.0%	164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,600
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,800

	Subtotal Japan Square Footage			2,478,100
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000
	SOUTH KOREA
55.	Paju Premium Outlets	Paju (Seoul)	50.0%	276,200
56.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	327,800

	Subtotal South Korea Square Footage			604,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			13,437,200

FOOTNOTES:

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(3)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

(4)
Sendai-Izumi Premium Outlets is closed for repairs due to the earthquake in Japan in March 2011.

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2011–2012

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through March 31, 2011
Grapevine Mills—Grapevine (Dallas), TX	Mills	Legoland	Woodland Skatepark
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's
Openings Projected for the Remainder of 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Forever 21	Virgin Megastore
Bloomingdale Court—Bloomingdale	Community/Lifestyle Ctr.	H.H. Gregg	Circuit City
(Chicago), IL		Ross Dress for Less	Linens 'n Things
Chesapeake Square—Chesapeake, VA	Regional Mall	Cinemark Theater	Dillard's
Coral Square—Coral Springs (Miami), FL	Regional Mall	Kohl's	Dillard's
Edison Mall—Fort Myers, FL	Regional Mall	Books-A-Million	N/A
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Fashion Valley—San Diego, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Firewheel Town Center—Garland (Dallas), TX	Regional Mall	Ulta Kirkland's	Linens 'n Things Linens 'n Things
Grapevine Mills—Grapevine (Dallas), TX	Mills	Sea Life Center Ross Dress for Less	Gameworks Steve & Barry's
Gurnee Mills—Gurnee (Chicago), IL	Mills	Off Broadway Shoes	N/A
Lake Square Mall—Leesburg (Orlando), FL	Regional Mall	PetSmart	N/A
Mall of New Hampshire, The—Manchester, NH	Regional Mall	Ulta	N/A
Markland Mall—Kokomo, IN	Regional Mall	Carson Pirie Scott	Macy's
Miami International Mall—Miami	Regional Mall	Kohl's	Dillard's
Northshore Mall—Peabody (Boston), MA	Regional Mall	Ulta	Office Depot
Ontario Mills—Ontario (Riverside), CA	Mills	Sports Authority	Totally for Kids
Palms Crossing—McAllen, TX	Community/Lifestyle Ctr.	Hobby Lobby	N/A
Pheasant Lane Mall—Nashua, NH	Regional Mall	Dick's Sporting Goods	Macy's (1)
Phipps Plaza—Atlanta, GA	Regional Mall	Arhaus	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Marshalls	N/A
Shops at Mission Viejo, The—Mission Viejo, CA	Regional Mall	Forever 21	Saks Fifth Avenue
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Dave & Buster's	Circuit City
Southdale Center—Edina (Minneapolis), MN	Regional Mall	Herberger's	Mervyn's
SouthPark—Charlotte, NC	Regional Mall	Container Store	Joseph Beth Booksellers
Treasure Coast Square—Jensen Beach, FL	Regional Mall	H.H. Gregg	Borders
Washington Plaza—Indianapolis, IN	Community/Lifestyle Ctr.	Jo-Ann Fabrics	Deals
Wrenthern Village Premium Outlets—Boston, MA	Premium Outlet	Bloomingdale's Outlet	N/A

SIMON PROPERTY GROUP
U.S. Anchor/Big Box Openings
2011–2012

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for 2012
Block at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack	N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Columbia Center—Kennewick, WA	Regional Mall	Ulta	Rite Aid
Fairfax Court—Fairfax (Washington, D.C), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
McCain Mall—N. Little Rock, AR	Regional Mall	Regal Cinemas	M.M. Cohn
Phipps Plaza—Atlanta, GA	Regional Mall	Discovery Center by Legoland	N/A
Plaza Carolina—Carolina (San Juan), PR	Regional Mall	T.J.Maxx	N/A
Valley Mall—Harrisonburg, VA	Regional Mall	Dick's Sporting Goods	Peebles

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2011
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$10,599	$17,847	$8,797
Redevelopment projects with incremental
square footage and/or anchor replacement	17,501	14,053	5,687
Renovations with no incremental square footage	2,565	4,691	2,310
Tenant allowances	27,790	11,664	4,495
Operational capital expenditures at properties:
CAM expenditures(1)	2,915	3,309	1,384
Non-CAM expenditures	6,493	4,795	1,442

Totals	$67,863	$56,359	$24,115

Plus (Less): Conversion from accrual to cash basis	(8,152)	6,653

Capital Expenditures for the Three Months Ended 3/31/11(2)	$59,711	$63,012

Capital Expenditures for the Three Months Ended 3/31/10(2)	$62,780	$60,805

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of March 31, 2011

								Construction-in-Progress
Property/Location	Project Description	The Company's Ownership Percentage	Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Total	The Company's Share
New Development Projects:
Merrimack Premium Outlets—Merrimack, NH	409,000 square foot upscale outlet center	100%	Summer 2012	$145	$144	$144	10%	$44.3	$44.3
Redevelopment Projects:
Pheasant Lane Mall—Nashua, NH	Addition of Dick's Sporting Goods, small shops and restaurants	100%	10/11	$26	$26	$26	7%	$17.1	$17.1
Southdale Center—Minneapolis, MN	Addition of Herberger's and relocation of food court	50%	11/11	$22	$22	$11	13%	$0.1	$0.0
Opry Mills—Nashville, TN(4)	Restoration of the property as a result of flood damage in May 2010	50%	4/12	$140	$120	$60	N/A	$1.3	$0.6
King of Prussia Mall—King of Prussia, PA	Redevelopment of vacant Strawbridge (Macy's) building into 90,000 sf of small shops on two levels	12%	4/12	$47	$47	$6	11%	$14.0	$1.7
Renovations:
Fashion Valley—San Diego, CA		50%	9/11
Coddingtown Mall—Santa Rosa, CA		50%	11/11
Great Lakes Mall—Mentor, OH		100%	11/11
Town Center at Boca Raton—Boca Raton, FL		100%	11/11
Pheasant Lane Mall—Nashua, NH		100%	2/12
Crystal Mall—Waterford, CT		74.6%	3/12
Maplewood Mall—St. Paul, MN		100%	3/12
Plaza Carolina—Carolina, PR		100%	4/12
Ontario Mills—Ontario, CA		25%	10/12
McCain Mall—N. Little Rock, AR		100%	11/12
	Subtotal Renovations			$119	$112	$96	12%	$14.2	$8.7

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of March 31, 2011

								Construction-in-Progress
Property/Location	Project Description	The Company's Ownership Percentage	Projected Opening	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Total	The Company's Share
Anchor/ Big Box Additions:
Shops at Mission Viejo, The—Mission Viejo, CA	Forever 21	100%	7/11
The Esplanade—Kenner (New Orleans), LA	Target	50%	7/11
SouthPark—Charlotte, NC	The Container Store	100%	9/11
Fashion Valley—San Diego, CA	Forever 21	50%	10/11
Markland Mall—Kokomo, IN	Carson Pirie Scott	100%	11/11
Chesapeake Square—Chesapeake, VA	Cinemark Theater	100%	12/11
The Block at Orange—Ontario, CA	Nordstrom Rack	25%	2/12
Plaza Carolina—Carolina, PR	T.J.Maxx	100%	3/12
Phipps Plaza—Atlanta, GA	Discovery Center by Legoland	100%	6/12
McCain Mall—N. Little Rock, AR	Regal Cinemas	100%	10/12
	Subtotal Anchor/Big Box Additions			$72	$47	$39	12%	$17.1	$10.4
Other								$32.0	$21.4

Total Construction in Progress								$140.1	$104.2

(1)
Cost and return are based upon current budget assumptions for projects with gross costs in excess of $5 million. Actual costs may vary.

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries.

(4)
This reflects only the estimated costs of restoring Opry Mills and is less than the total estimated damages suffered as a result of the May, 2010 flood.

SIMON PROPERTY GROUP
International Development Activity Report
Project Overview, Construction-in-Progress
As of March 31, 2011

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Johor Premium Outlets—Johor, Malaysia(2)	173,000 square foot upscale outlet center with approximately 80 shops	50.0%	November 2011	R 77
Expansions:
Tosu Premium Outlets—Fukuoka, Japan(3)	52,000 square foot phase III expansion	40.0%	July 2011	JPY 1,263
Ami Premium Outlets—Ami (Tokyo), Japan(3)	93,000 square foot phase II expansion	40.0%	December 2011	JPY 1,454

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by equity contributions from the partners.

(3)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of March 31, 2011
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Our Share of Total Debt
2011	101,517	494,024	430,860	118,069	1,144,470
2012	390,705	1,331,308	225,414	716,986	2,664,413
2013	1,358,258	940,500	358,922	279,537	2,937,217
2014	934,482	826,568	99,913	808,096	2,669,059
2015	1,600,000	77,293	795,735	135,000	2,608,028
2016	1,300,000	1,783,127	604,790	114,297	3,802,214
2017	500,000	579,524	357,011	532,000	1,968,535
2018	1,000,000	8,825	31,994	0	1,040,819
2019	650,000	135,505	29,247	0	814,752
2020	1,250,000	75,906	383,390	43,402	1,752,698
Thereafter	1,500,000	63,928	462,870	60,436	2,087,234

Face Amounts of Indebtedness	$10,584,962	$6,316,508	$3,780,146	$2,807,823	$23,489,439
Premiums (Discounts) on Indebtedness, Net	(26,560)	29,633	—	4,260	7,333

Our Share of Total Indebtedness	$10,558,402	$6,346,141	$3,780,146	$2,812,083	$23,496,772

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		43%		Yes
Total Secured Debt to Total Assets	≤50%		24%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.9	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		304%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2011
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,440,633	$5,173,469	6.11%	4.3
Floating Rate Debt	1,143,039	1,143,039	1.63%	1.5

Total Mortgage Debt	6,583,672	6,316,508	5.30%	3.8
Unsecured Debt
Fixed Rate	9,731,223	9,731,223	6.01%	7.3
Revolving Credit Facility—US Tranche	585,000	585,000	2.34%	2.0
Revolving Credit Facility—Yen Currency	268,739	268,739	2.25%	2.0

Total Revolving Credit Facility	853,739	853,739	2.31%	2.0
Total Unsecured Debt	10,584,962	10,584,962	5.71%	6.9
Premium	41,023	41,010
Discount	(37,937)	(37,937)

Consolidated Mortgages and Other Indebtedness(2)	$17,171,720	$16,904,543	5.56%	5.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,832,678	$3,459,735	5.45%	6.7
Floating Rate Debt (Hedged)(1)	105,915	25,569	4.74%	1.1
Floating Rate Debt	629,999	294,842	2.46%	2.8
Mills Limited Partnership Debt	7,317,941	2,807,823	4.85%	3.7

Total Mortgage Debt	15,886,533	6,587,969	5.06%	5.3
Premium	9,453	4,639
Discount	(759)	(379)

Joint Venture Mortgages and Other Indebtedness	$15,895,227	$6,592,229	5.06%	5.3

Our Share of Total Indebtedness		$23,496,772	5.42%	5.6
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.2%	14,907,765	6.05%	6.2
Variable	11.8%	1,996,778	1.92%	1.7

	100.0%	16,904,543	5.56%	5.7
Joint Venture
Fixed	84.3%	5,554,219	5.64%	5.9
Variable	15.7%	1,038,010	1.96%	1.6

	100.0%	$6,592,229	5.06%	5.3

Total Debt		23,496,772

Total Fixed Debt	87.1%	20,461,984	5.94%	6.2

Total Variable Debt	12.9%	3,034,788	1.94%	1.7

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as included in the Summary of Indebtedness by Maturity footnote.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Henderson Square	(30)	07/01/11		6.94%	Fixed	Secured	14,027	10,649
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	74,112	74,112
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	56,121	56,121
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	64,742	64,742
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	48,510	48,510
Simon Property Group, LP (Sr. Notes)	(31)	09/01/11		5.60%	Fixed	Unsecured	101,517	101,517
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	117,368	117,368
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan		03/05/12		1.04%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,614	26,614
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	78,560	78,560
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,800	15,800
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,564	14,564
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	29,571	29,571
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	20,921	20,921
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,541	30,541
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	42,898	42,898
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,813	8,813
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,751	7,751
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,346	6,346
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,578	1,578
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,229	15,229
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,951	18,951
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	50,500	50,500
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Revolving Credit Facility—USD		03/31/13		2.34%	Variable	Unsecured	585,000	585,000
Revolving Credit Facility—Yen Currency		03/31/13		2.25%	Variable	Unsecured(13)	268,739	268,739
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.39%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	90,391	90,391
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Centers Secured Loan	(2)	09/23/13	(16)	3.85%	Fixed	Secured	260,000	260,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	27,370	8,649
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	74,233	74,233
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	88,430	88,430
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	96,889	96,889
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,515	22,515
Desoto Square		07/01/14		5.89%	Fixed	Secured	63,156	63,156
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured	47,018	47,018
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	67,341	67,341
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	68,595	51,447
Brunswick Square		08/11/14		5.65%	Fixed	Secured	80,618	80,618
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430
Regency Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	3,864	3,864
St. Charles Towne Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	25,113	25,113
West Ridge Plaza	(2)(7)	12/14/14	(23)	5.50%	Variable	Secured	4,829	4,829
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,781	1,399
Lake View Plaza		01/01/15		8.00%	Fixed	Secured	15,850	15,850
Simon Property Group, LP (Sr. Notes)		02/01/15		4.20%	Fixed	Unsecured	400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	26,173	26,173
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	107,305	107,305
Florida City Outlet Center	(27)	01/11/16		5.51%	Fixed	Secured	10,951	10,951
Grove City Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	115,849	115,849
Gulfport Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	25,844	25,844
Huntley Outlet Center	(27)	01/11/16		5.51%	Fixed	Secured	30,630	30,630
Prime Outlets Jeffersonville	(27)	01/11/16		5.51%	Fixed	Secured	71,887	71,887
Lebanon Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	15,889	15,889
Naples Outlet Center	(27)	01/11/16		5.51%	Fixed	Secured	16,465	16,465
Pleasant Prairie Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	61,741	61,741
San Marcos Premium Outlets	(27)	01/11/16		5.51%	Fixed	Secured	146,934	146,934
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	98,256	92,848
Birch Run Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	108,716	108,716
Hagerstown Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	91,346	91,346
Williamsburg Premium Outlets	(11)	04/11/16		5.95%	Fixed	Secured	105,530	105,530
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16		8.20%	Fixed	Secured	813	813
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Washington Square	(2)(29)	07/01/16		5.94%	Fixed	Secured	27,612	27,612
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	78,917	78,917
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	195,318	195,318
Walt Whitman Mall	(22)	08/01/16		8.00%	Fixed	Secured	120,347	120,347

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	20,920	20,920
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	37,967	37,967
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	52,222	52,222
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets II		12/01/16	6.01%	Fixed	Secured	37,271	37,271
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	95,812	90,511
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,614	18,614
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,437	17,437
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,249	7,249
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,498	14,498
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	48,279	38,623
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	70,732	45,933
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	31,598	31,598
Crystal River		11/11/30	9.63%	Fixed	Secured	14,441	14,441
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	85,598	51,350
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,168,634	16,901,470

Premium on Fixed-Rate Indebtedness						41,023	41,010
Discount on Fixed-Rate Indebtedness						(37,937)	(37,937)

Total Consolidated Indebtedness						17,171,720	16,904,543

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Seminole Towne Center		08/09/11		3.24%	Variable	Secured	65,915	(19)	8,569
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured	145,667		61,908
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured(12)	8,690		3,476
Galleria Commerciali Italia—Facility A		12/22/11		5.37%	Fixed	Secured(10)	318,948		156,285
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured(10)	316,382		155,027
Tosu Premium Outlets—Variable		01/31/12		0.65%	Variable	Secured(12)	10,138		4,055
Square One		03/11/12		6.73%	Fixed	Secured	83,968		41,262
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	2,303	(19)	115
Hamilton Town Center	(2)	05/29/12		1.84%	Variable	Secured	95,283		47,642
Gotemba Premium Outlets—Variable		05/31/12		0.65%	Variable	Secured(12)	7,676		3,070
Domain Residential Building P	(2)	07/22/12		3.24%	Variable	Secured	3,641		1,821
Yeoju Premium Outlets		07/31/12		5.69%	Variable	Secured(26)	4,531		2,265
Fashion Centre Pentagon Office	(2)	10/01/12	(24)	5.50%	Variable	Secured	40,000		17,000
Galleria Commerciali Italia—Catania		12/17/12		1.97%	Variable	Secured(10)	98,863		48,443
SouthPark Residential		02/23/13		3.24%	Variable	Secured	21,111		8,444
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured	125,891		61,860
Avenues, The		04/01/13		5.29%	Fixed	Secured	69,279	(19)	10,392
Paju Premium Outlets		04/01/13		6.51%	Variable	Secured(26)	63,034		31,517
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured	69,392	(19)	2,776
Domain Residential Phase II	(2)	07/22/13		4.00%	Variable	Secured	36,569		18,285
Solomon Pond		08/01/13		3.97%	Fixed	Secured	104,360		51,280
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured(12)	5,795		2,318
Miami International Mall		10/01/13		5.35%	Fixed	Secured	91,306		43,622
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000		17,198
Domain Westin	(2)	10/15/13		2.19%	Variable	Secured	41,172		20,586
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured(10)	38,067		18,653
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured(10)	34,156		16,736
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured(10)	13,535		6,632
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.48%	Fixed	Secured(12)	20,234		8,094
Kobe Sanda Premium Outlets—Variable		01/31/14		0.91%	Variable	Secured(12)	51,269		20,508
Fashion Valley Mall—2		05/01/14		6.00%	Fixed	Secured	6,113		3,057
Coddingtown Mall	(2)	07/01/14		3.14%	Variable	Secured	14,100		14,100
Gotemba Premium Outlets—Fixed		10/25/14		1.59%	Fixed	Secured(12)	54,002		21,601
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,469		4,735
Indian River Mall		11/01/14		5.21%	Fixed	Secured	64,156		32,078
Rinku Premium Outlets		11/25/14		1.85%	Fixed	Secured(12)	25,918		10,367
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured	167,828		83,914
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured(10)	102,657		50,302
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		1.99%	Variable	Secured(10)	72,101		35,329
Toki Premium Outlets—Variable		04/30/15		1.14%	Variable	Secured(12)	15,958		6,383
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured	77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured	13,900	(19)	0

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured	24,800	(19)	0
Ridgewood Court		07/01/15	4.60%	Fixed	Secured	14,650	(19)	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured	29,850	(19)	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured	18,800	(19)	0
Clay Terrace		10/01/15	5.08%	Fixed	Secured	115,000		57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured	132,636		65,174
Springfield Mall	(16)	11/30/15	4.77%	Fixed	Secured	66,834		25,390
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured	643,583		324,173
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured	177,417		89,365
Busan Premium Outlets		12/28/15	6.26%	Variable	Secured(26)	15,404		1,540
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured	17,351		6,586
Eastland Mall		06/01/16	5.79%	Fixed	Secured	168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured	176,300		88,150
Granite Run Mall		06/01/16	5.83%	Fixed	Secured	114,963		57,482
Mesa Mall		06/01/16	5.79%	Fixed	Secured	87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured	94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured	101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured	44,513		22,257
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000		22,112
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,880		11,440
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000		115,000
King of Prussia Mall—1		01/01/17	7.49%	Fixed	Secured	109,166		13,471
King of Prussia Mall—2		01/01/17	8.53%	Fixed	Secured	7,721		953
King of Prussia Mall—3		01/01/17	4.50%	Fixed	Secured	50,000		6,170
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000		63,879
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300		10,432
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000		105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000		143,333
Sano Premium Outlets		05/31/18	0.54%	Variable	Secured(12)	40,157		16,063
Sendai Premium Outlets		10/31/18	0.50%	Variable	Secured(12)	36,690		14,676
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,626		4,413
Westchester, The		05/05/20	6.00%	Fixed	Secured	371,181		148,472
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	138,839		52,703
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,754		20,517
Shops at Sunset Place, The		09/01/20	5.62%	Fixed	Secured	78,279		29,355
Florida Mall, The		09/05/20	5.25%	Fixed	Secured	372,391		186,196
Fashion Valley Mall—1		01/04/21	4.30%	Fixed	Secured	475,000		237,500
Cape Cod Mall		03/06/21	5.75%	Fixed	Secured	100,000		49,138
AMI Premium Outlets		09/25/23	2.09%	Fixed	Secured(12)	129,310		51,724

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Atrium at Chestnut Hill	03/11/31	6.89%	Fixed	Secured	42,744		21,003
Dadeland Mall	02/11/32	6.75%	Fixed	Secured	176,396		88,198
Crystal Mall	09/11/32	5.62%	Fixed	Secured	92,080		68,663
Northshore Mall	03/11/34	5.03%	Fixed	Secured	197,351		96,973

Joint Venture Indebtedness at Face Value					8,568,592		3,780,146

Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)					7,317,941		2,807,823

Total Joint Venture and Mills Indebtedness at Face Value					15,886,533		6,587,969

Premium on JV Fixed-Rate Indebtedness					9,453		4,639
Discount on JV Fixed-Rate Indebtedness					(759)		(379)

Total Joint Venture Indebtedness					15,895,227	(20)	6,592,229	(17)

Our Share of Total Indebtedness							23,496,772

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Indebtedness:
Denver West Village		10/01/11		8.15%	Fixed	Secured	21,336		4,001
Colorado Mills		11/12/11		2.02%	Variable	Secured	151,069	(19)	28,325
Shops at Riverside, The		11/14/11		1.04%	Variable	Secured	138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12		6.39%	Fixed	Secured	90,000		35,352
Meadowood Mall		01/09/12		1.11%	Variable	Secured	136,792		34,198
Dover Mall & Commons	(3)	02/01/12		2.19%	Variable	Secured	83,756		28,515
Esplanade, The	(3)	02/01/12		2.19%	Variable	Secured	75,136		37,568
Galleria at White Plains	(3)	02/01/12		2.19%	Variable	Secured	125,566		62,783
Northpark Mall—Mills	(3)	02/01/12		2.19%	Variable	Secured	105,543		52,772
Southridge Mall		04/01/12		5.23%	Fixed	Secured	124,000		62,000
Mills Senior Loan Facility	(2)	06/07/12		1.49%	Variable	Secured	655,000		327,500
Marley Station		07/01/12		4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured	160,052		31,610
Katy Mills		01/09/13		6.69%	Fixed	Secured	140,360		17,545
Del Amo Fashion Center	(2)	01/23/13		1.74%	Variable	Secured	307,753		76,938
Southdale Center	(2)	04/01/13		5.18%	Fixed	Secured	156,791		78,396
Lakeforest Mall	(2)	07/08/13		4.90%	Fixed	Secured	139,531		34,883
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured	112,101		28,025
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured	11,148		3,305
Concord Marketplace		02/01/14		5.76%	Fixed	Secured	12,957		6,479
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured	382,484		113,311
Grapevine Mills	(2)(16)	09/22/14		5.90%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured	220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured	280,000		140,000
Great Mall of the Bay Area	(2)	08/28/15		6.01%	Fixed	Secured	270,000		135,000
Falls, The	(25)	11/30/16		7.50%	Fixed	Secured	113,783		28,446
Stoneridge Shopping Center	(25)	11/30/16		7.50%	Fixed	Secured	226,150		56,424
Briarwood Mall	(25)	11/30/16		7.50%	Fixed	Secured	117,707		29,427
Liberty Plaza		06/01/17		5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17		5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17		5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20		5.76%	Fixed	Secured	173,603		43,402
Net Leases II		01/10/23		9.35%	Fixed	Secured	20,873		10,436
TMLP Trust Preferred Unsecured Securities		03/30/36	(18)	7.38%	Fixed	Unsecured	100,000		50,000

Mills Indebtedness at Face Value							7,317,941		2,807,823

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2011
(In thousands)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2011: LIBOR at .24%; 3 MONTH EURIBOR at 1.24%; YEN LIBOR at ..15%; 6 MONTH YEN LIBOR at .35%; and 91 Day Korean CD rate at 3.39%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 705.5 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 584.2 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.14%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 33,626.4 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $151.4 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
After March 31, 2011, the interest rate resets quarterly based upon LIBOR + 2.45%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 91,566.0 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(30)
Loan was refinanced on April 1, 2011 for $14.2 million at a fixed rate of 4.43% with a maturity of April 1, 2020.

(31)
On April 28, 2011, the Company exercised its right to redeem this series of notes on June 3, 2011 at par plus accrued interest.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2011

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2011

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2011

Property Name	City	State
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2011

Property Name	City	State
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2011

Property Name	City	State
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2011
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2011 was $61.20 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) March 31, 2011
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2010 through March 31, 2011
SIMON PROPERTY GROUP Selected Financial and Equity Information As of March 31, 2011 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information As of March 31, 2011 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Three Months Ended March 31, 2011
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of March 31, 2011 (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of March 31, 2011 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of March 31, 2011
SIMON PROPERTY GROUP U.S. Regional Mall and Premium Outlet Operational Information(1) For the Period Ended March 31, 2011
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of March 31, 2011
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of March 31, 2011
SIMON PROPERTY GROUP Other U.S. Property Operational Information For the Period Ended March 31, 2011
SIMON PROPERTY GROUP International Operational Information(1)(2) As of March 31, 2011
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2011–2012
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2011 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of March 31, 2011
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2011 ($ in 000's, except per share amounts)